UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23366

(Investment Company Act File Number)

RiverNorth Opportunistic Municipal Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Name and Address of Agent for Service)

(312) 832-1440

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2021

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2021

Annual Report

RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.
(RMI)

RN

RiverNorth Opportunistic Municipal Income Fund, Inc.

Table of Contents

Performance Overview	2
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	33
Dividend Reinvestment Plan	34
Summary of Updated Information Regarding the Fund	36
Directors and Officers	58
Additional Information	64

RiverNorth Opportunistic Municipal Income Fund, Inc.
Performance Overview	June 30, 2021 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth Opportunistic Municipal Income Fund, Inc. (the "Fund") seeks to provide current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of Federal alternative minimum tax), with a secondary objective of total return.

The Fund’s Managed Assets are allocated among two principal strategies: Tactical Municipal Closed End Fund (CEF) Strategy managed by RiverNorth Capital Management, LLC (“RiverNorth”), and Municipal Bond Income Strategy managed by MacKay Shields LLC ("MacKay Shields").

RiverNorth determines the portion of the Fund's assets to allocate to each strategy and may, from time to time, adjust the allocations. The Fund may allocate between 25% to 50% of its Managed Assets to the Tactical Municipal CEF Strategy and 50% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

The Tactical Municipal CEF Strategy typically invests in municipal CEFs and exchange-traded funds (ETFs) seeking to derive value from the discount and premium spreads associated with CEFs. The Municipal Bond Income Strategy primarily invests in municipal debt securities of any credit quality, including securities that are rated below investment grade.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

PERFORMANCE as of June 30, 2021

TOTAL RETURN(1)	Cumulative 6 Months	1 Year	Since Inception(2)(3)
RiverNorth Opportunistic Municipal Income Fund - NAV(4)	6.14%	16.10%	13.53%
RiverNorth Opportunistic Municipal Income Fund - Market Price(5)	10.55%	15.90%	11.33%
Bloomberg Barclays U.S. Municipal Bond Index(6)	1.06%	4.17%	5.98%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on October 25, 2018.
(3)	Annualized.
(4)	Performance returns are net of management fees and other Fund expenses.
(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value ("NAV").
(6)	The Bloomberg Barclays U.S. Municipal Bond Index covers the US Dollar-denominated long- term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2021 is 1.98% (excluding interest expense on loan payable and floating rate obligations). Including interest on loan payable and floating rate obligations, the expense ratio is 2.29%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Performance Overview	June 30, 2021 (Unaudited)

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

RiverNorth Tactical Municipal Closed-End Fund Strategy

Municipal bond closed-end funds generally had positive NAV returns as well as narrowing discounts over the period, which benefited the RiverNorth sleeve’s performance.

MacKay Shields Municipal Bond Income Strategy

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Municipal Bond Index for the fiscal year. The outperformance is largely attributed to the combination of overweight exposures to the State of Illinois and to BBB and lower rated credits. The Fund’s increased exposure in lower rated investment grade bonds early in the fiscal year at wider spreads, added to not only book income but also to total return as credit spreads continued to narrow. Also aiding performance was credit selection in the Local General Obligation (GO) sector. Credit selection in the Hospital sector and to holdings in the State of California represented the largest drag on relative performance during the reporting period. The Fund’s U.S. Treasury futures hedge positively contributed to the performance as yields rose broadly on the re- opening of the economy. Late in the reporting period the investment team exited credits where the possibility of spread tightening no longer existed.

HOW WAS THE FUND POSITIONED AT THE END OF JUNE 2021?

The Fund's assets were allocated 39% RiverNorth Tactical Municipal Closed-End Fund Strategy and 61% MacKay Shields Municipal Bond Income Strategy.

DEFINITIONS

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”).

The Bloomberg Barclays Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index cannot be invested in directly and does not reflect fees and expenses.

General Obligation Bonds (GO bond) are municipal bonds backed solely by the credit and taxing power of the issuing jurisdiction rather than the revenue from a given project.

U.S. Treasury Bond Futures are standardized contracts for the purchase and sale of U.S. government notes or bonds for future delivery. Bond futures are financial derivatives that obligate the contract holder to purchase or sell a bond on a specified date at a predetermined price. The bond futures contract is used for hedging, speculating, or arbitrage purposes. Hedging is a form of investing in products that provide protection to holdings.

Annual Report | June 30, 2021	3

RiverNorth Opportunistic Municipal Income Fund, Inc.
Performance Overview	June 30, 2021 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RMI) of $20.00 on October 25, 2018 (commencement of operations) and tracking its progress through June 30, 2021.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2021

% of Net Assets
Nuveen AMT-Free Quality Municipal Income Fund	11.37%
Nuveen Quality Municipal Income Fund	11.21%
City & County of Honolulu HI, General Obligation Unlimited Bonds	6.14%
BlackRock MuniYield Quality Fund III, Inc.	4.47%
City of New York NY, General Obligation Unlimited Bonds	4.07%
Los Angeles Unified School District, General Obligation Unlimited Bonds	4.03%
Livermore Valley Joint Unified School District, General Obligation Unlimited Bonds	3.96%
Kansas City Industrial Development Authority, Revenue Bonds	3.71%
Macon County School District No 61 Decatur, General Obligation Unlimited Bonds	3.67%
Eaton Vance Municipal Bond Fund	3.65%
56.28%

*	Holdings are subject to change and exclude short-term investments.

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RiverNorth Opportunistic Municipal Income Fund, Inc.
Performance Overview	June 30, 2021 (Unaudited)

ASSET ALLOCATION as of June 30, 2021^

^ Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

Annual Report | June 30, 2021	5

RiverNorth Opportunistic Municipal Income Fund, Inc.
Schedule of Investments	June 30, 2021

Shares/Description		Value
CLOSED-END FUNDS (52.09%)
197,563	AllianceBernstein National Municipal Income Fund, Inc.(a)	$3,006,909
97,643	BlackRock Municipal Income Quality Trust	1,531,042
159,354	BlackRock MuniHoldings New York Quality Fund, Inc.	2,350,471
18,985	BlackRock MuniHoldings Quality Fund II, Inc.	265,980
13,044	BlackRock MuniYield New York Quality Fund, Inc.	183,399
466,870	BlackRock MuniYield Quality Fund III, Inc.(a)	6,933,019
6,028	Delaware Investments Minnesota Municipal Income Fund II, Inc.	85,206
210,084	DTF Tax-Free Income, Inc.	3,151,260
121,334	Eaton Vance California Municipal Bond Fund	1,451,155
414,265	Eaton Vance Municipal Bond Fund(a)	5,667,145
43,382	Eaton Vance New York Municipal Income Trust	649,428
125,012	Invesco Quality Municipal Income Trust	1,687,662
19,343	Invesco Trust for Investment Grade Municipals	271,189
185,400	Invesco Value Municipal Income Trust	3,057,246
12,345	iShares National Muni Bond ETF	1,446,834
55,528	Neuberger Berman California Municipal Fund, Inc.	805,156
35,314	Nuveen AMT-Free Municipal Value Fund	610,226
1,124,177	Nuveen AMT-Free Quality Municipal Income Fund(a)	17,649,579
234,320	Nuveen California Quality Municipal Income Fund(a)	3,713,972
62,227	Nuveen Dividend Advantage Municipal Income Fund	1,111,374
55,472	Nuveen Dynamic Municipal Opportunities Fund	935,813
121,037	Nuveen Georgia Quality Municipal Income Fund	1,693,308
110,431	Nuveen New York AMT-Free Quality Municipal Income Fund	1,567,016
94,055	Nuveen New York Municipal Value Fund	946,193
18,946	Nuveen New York Quality Municipal Income Fund	285,327
1,086,807	Nuveen Quality Municipal Income Fund(a)	17,399,780
64,962	Pioneer Municipal High Income Fund, Inc.	843,207
115,537	Western Asset Managed Municipals Fund, Inc.	1,565,526
TOTAL CLOSED-END FUNDS
(Cost $70,582,642)		80,864,422

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (84.65%)
California (13.56%)
$1,500,000	California Municipal Finance Authority, Revenue Bonds	3.00%	05/15/54	$1,602,167
4,500,000	Coast Community College District, General Obligation Unlimited Bonds(b)	4.50%	08/01/39	5,418,789
1,450,000	Folsom Cordova Unified School District, General Obligation Unlimited Bonds(b)	4.00%	10/01/44	1,653,717

See Notes to Financial Statements.
6	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
California (continued)
$5,500,000	Livermore Valley Joint Unified School District, General Obligation Unlimited Bonds(b)	4.00%	08/01/46	$6,153,593
5,000,000	Los Angeles Unified School District, General Obligation Unlimited Bonds(b)	5.25%	07/01/42	6,260,108
				21,088,374
Colorado (8.46%)
4,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(b)	5.25%	12/01/43	4,985,137
2,920,000	Colorado Health Facilities Authority, Revenue Bonds(b)	4.00%	11/15/43	3,454,316
4,420,000	Regional Transportation District, Certificate Participation Bonds(b)	4.50%	06/01/44	4,686,730
				13,126,183
Georgia (1.90%)
2,500,000	Brookhaven Development Authority, Revenue Bonds(b)	4.00%	07/01/44	2,947,307
Hawaii (6.14%)
7,650,000	City & County of Honolulu HI, General Obligation Unlimited Bonds(b)	5.00%	09/01/42	9,523,503
Illinois (8.53%)
3,385,000	City of Chicago IL, General Obligation Unlimited Bonds	5.50%	01/01/33	3,890,918
5,000,000	Macon County School District No 61 Decatur, General Obligation Unlimited Bonds(b)	4.00%	12/01/36	5,699,998
1,500,000	Metropolitan Pier & Exposition Authority, Revenue Bonds	5.00%	06/15/50	1,877,431
1,500,000	State of Illinois, General Obligation Unlimited Bonds	5.00%	11/01/25	1,767,428
				13,235,775
Michigan (6.64%)
4,915,000	Detroit Downtown Development Authority, Tax Allocation Bonds(b)	5.00%	07/01/43	5,511,491
4,000,000	Michigan Finance Authority, Revenue Bonds(b)	5.25%	12/01/41	4,800,060
				10,311,551

See Notes to Financial Statements.
Annual Report | June 30, 2021	7

RiverNorth Opportunistic Municipal Income Fund, Inc.
Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Missouri (3.71%)
$5,000,000	Kansas City Industrial Development Authority, Revenue Bonds(b)	4.00%	03/01/45	$5,758,927
Nebraska (1.39%)
2,000,000	University of Nebraska Facilities Corp., Revenue Bonds	3.00%	07/15/54	2,160,745
Nevada (1.57%)
2,000,000	Las Vegas Convention & Visitors Authority, Revenue Bonds	5.00%	07/01/43	2,435,143
New Jersey (3.62%)
1,250,000	New Jersey Economic Development Authority, Revenue Bonds	5.00%	07/01/33	1,484,769
3,500,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds	4.00%	06/15/40	4,137,408
				5,622,177
New York (13.22%)
5,000,000	City of New York NY, General Obligation Unlimited Bonds(b)	5.25%	03/01/35	6,322,042
3,750,000	Metropolitan Transportation Authority, Revenue Bonds	5.00%	11/15/41	4,758,581
4,000,000	New York Power Authority, Revenue Bonds(b)	4.00%	11/15/45	4,784,812
3,750,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(b)	5.00%	11/15/43	4,647,804
				20,513,239
Ohio (1.13%)
1,495,000	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.00%	06/01/55	1,747,678
Oklahoma (3.16%)
4,000,000	Oklahoma City Airport Trust, Revenue Bonds(b)	5.00%	07/01/43	4,899,859
Pennsylvania (3.02%)
3,750,000	Pennsylvania State University, Revenue Bonds(b)	5.00%	09/01/43	4,681,567
Puerto Rico (4.05%)
1,250,194	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds	7.50%	08/20/40	1,150,179

See Notes to Financial Statements.
8	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Schedule of Investments	June 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico (continued)
$2,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds	4.33%	07/01/40	$2,246,619
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds	5.00%	07/01/58	2,887,792
				6,284,590
Tennessee (0.69%)
1,750,000	New Memphis Arena Public Building Authority, Revenue Bonds(c)	0.00%	04/01/42	1,078,107
Texas (0.80%)
1,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.00%	06/30/58	1,234,315
Washington (1.15%)
1,500,000	Washington State Convention Center Public Facilities District, Revenue Bonds	5.00%	07/01/58	1,787,374
Washington D.C. (1.91%)
2,500,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	4.00%	10/01/51	2,966,241

TOTAL MUNICIPAL BONDS
(Cost $120,102,795)				131,402,655

Shares/Description		Value
SHORT-TERM INVESTMENTS (9.40%)
14,591,888	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.01%)	$14,591,888

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,591,888)		14,591,888

TOTAL INVESTMENTS (146.14%)
(Cost $205,277,325)		$226,858,965

Loan Payable (-6.44%)		(10,000,000)
Floating Rate Note Obligations (-37.91%)(d)		(58,845,000)
Liabilities in Excess of Other Assets (-1.79%)		(2,787,620)
NET ASSETS (100.00%)		$155,226,345

See Notes to Financial Statements.
Annual Report | June 30, 2021	9

RiverNorth Opportunistic Municipal Income Fund, Inc.
Schedule of Investments	June 30, 2021

(a)	All or a portion of the security is pledged as collateral for the loan payable. As of June 30, 2021, the aggregate value of those securities was $15,147,000 representing 9.76% of net assets.
(b)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Depreciation
US 10-Yr U.S. Treasury
Note Futures	(200)	September 2021	$26,500,000	$(150,006)
US Long Bond Future	(120)	September 2021	19,290,000	(528,751)
			$45,790,000	$(678,757)

See Notes to Financial Statements.
10	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Assets and Liabilities	June 30, 2021

ASSETS:
Investments in securities:
At cost	$205,277,325
At value	$226,858,965
Cash	172,958
Deposit with broker for futures contracts	724,999
Receivable for investments sold	878,160
Interest receivable	1,137,735
Dividends receivable	219,770
Deferred offering costs (Note 9)	96,860
Prepaid and other assets	13,358
Total Assets	230,102,805

LIABILITIES:
Interest payable on facility loan	3,267
Payable for Floating Rate Note Obligations	58,845,000
Payable for interest expense and fees on Floating Rate Note Obligations	106,075
Loan payable (Note 6)	10,000,000
Variation margin payable	125,624
Payable for investments purchased	5,472,205
Payable for shareholder servicing	13,800
Payable to Adviser	193,205
Payable to fund accounting and administration	33,292
Payable to Transfer agency	8,113
Payable to Directors	865
Payable for Compliance fees	1,602
Payable for Custodian fees	15,158
Payable for Audit fees	31,000
Other payables	27,254
Total Liabilities	74,876,460
Net Assets	$155,226,345

NET ASSETS CONSIST OF:
Paid-in capital	$126,091,430
Total distributable earnings	29,134,915
Net Assets	$155,226,345

PRICING OF SHARES:
Net Assets	$155,226,345
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	6,373,268
Net asset value per share	$24.36

See Notes to Financial Statements.
Annual Report | June 30, 2021	11

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2021

INVESTMENT INCOME:
Interest	$3,851,245
Dividends	3,715,035
Total Investment Income	7,566,280

EXPENSES:
Investment Adviser fee	2,255,755
Accounting and Administration fees	175,806
Compliance expense	35,531
Transfer agent expenses	23,000
Interest expense and fees on Floating Rate Note Obligations	429,316
Interest expense on loan payable	30,060
Audit expenses	32,354
Legal expenses	73,655
Listing expense	26,134
Custodian fees	12,165
Shareholder servicing expenses	160,723
Director expenses	114,203
Printing expenses	18,821
Insurance fee	3,387
Other expenses	19,685
Total Expenses	3,410,595
Net Investment Income	4,155,685

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	7,719,697
Futures	2,988,307
Net realized gain	10,708,004
Net change in unrealized appreciation/depreciation on:
Investments	7,127,179
Futures	(447,388)
Net change in unrealized appreciation/depreciation	6,679,791
Net Realized and Unrealized Gain on Investments and Futures Contracts	17,387,795
Net Increase in Net Assets Resulting from Operations	$21,543,480

See Notes to Financial Statements.
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RiverNorth Opportunistic Municipal Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,155,685	$3,237,514
Net realized gain	10,708,004	2,928,238
Long-term capital gains from other investment companies	–	183,397
Net change in unrealized appreciation/depreciation	6,679,791	(2,015,838)
Net increase in net assets resulting from operations	21,543,480	4,333,311

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(5,627,512)	(7,013,144)
From net realized gain on investments	(2,627,718)	–
Net decrease in net assets from distributions to shareholders	(8,255,230)	(7,013,144)

Net Increase/(Decrease) in Net Assets	13,288,250	(2,679,833)

NET ASSETS:
Beginning of period	141,938,095	144,617,928
End of period	$155,226,345	$141,938,095

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,373,268	6,373,268
Common Shares outstanding - end of period	6,373,268	6,373,268

See Notes to Financial Statements.

Annual Report | June 30, 2021	13

RiverNorth Opportunistic Municipal Income Fund, Inc.
Statement of Cash Flows	For the Year Ended June 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$21,543,480
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(84,257,421)
Proceeds from disposition of investment securities	94,730,149
Amortization of premium and accretion of discount on investments, net	1,021,756
Net purchases of short-term investment securities	(10,367,363)
Net realized (gain)/loss on:
Investments	(7,719,697)
Net change in unrealized appreciation/depreciation on:
Investments	(7,127,179)
(Increase)/Decrease in assets:
Interest receivable	49,332
Dividends receivable	26,236
Variation margin receivable on futures contracts	87,500
Deferred offering costs	(96,860)
Prepaid and other assets	4,884
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	125,624
Increase in interest due on loan payable	3,267
Payable for shareholder servicing	915
Payable for interest expense and fees on Floating Rate Note Obligations	(174,101)
Payable to Adviser	12,816
Payable to fund accounting and administration fees	(636)
Payable to Directors and Officers	703
Payable for Compliance fees	(481)
Payable for Custodian fees	4,004
Other payables	16,258
Net cash provided by operating activities	$7,883,186

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from floating rate note obligations	$7,500,000
Net payments on floating rate note obligations	(17,170,000)
Proceeds from bank borrowing	10,000,000
Cash distributions paid to common shareholders	(8,255,230)
Net cash used in financing activities	$(7,925,230)

Net decrease in cash and restricted cash	$(42,044)
Cash and restricted cash, beginning of period	$940,001
Cash and restricted cash, end of period	$897,957

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense and fees on floating rate note obligations	$603,417
Cash paid for interest expense and fees for line of credit	$26,793

See Notes to Financial Statements.
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RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2021

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities:
Deposit with broker for futures contracts	$940,001

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$172,958
Deposit with broker for futures contracts	$724,999

See Notes to Financial Statements.

Annual Report | June 30, 2021	15

RiverNorth Opportunistic Municipal Income Fund, Inc.
Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain
Total income from investment operations
Less distributions:
From net investment income
From net realized gain on investments From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(b)
Total Return - Market Price(b) Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest on short term floating rate obligations)(d)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Ratios to Average Net Assets (excluding interest on short term floating rate obligations)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate
Payable for floating rate obligations (in thousands) Loan payable (in thousands)
Asset coverage per $1,000 of line of credit(g)
Asset coverage per $1,000 of floating rate obligations payable(g)

See Notes to Financial Statements.
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RiverNorth Opportunistic Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Period October 25, 2018 (Commencement of Operations) to June 30, 2019
$22.27		$22.69		$19.96
0.65		0.51		0.35
2.74		0.17		3.02
3.39		0.68		3.37

(0.87)		(0.60)		(0.43)
(0.43)		(0.50)		–
–		–		(0.21)
(1.30)		(1.10)		(0.64)
2.09		(0.42)		2.73
$24.36		$22.27		$22.69
$23.16		$21.21		$21.34
16.10%		3.22%		17.24	%(c)
15.90%		4.53%		10.04	%(c)

$155,226		$141,938		$144,618

2.29	%(e)	3.11	%(e)	3.28	%(e)(f)
2.79	%(e)	2.24	%(e)	2.40	%(e)(f)

1.98	%(e)	2.11	%(e)	2.09	%(e)(f)
3.10	%(e)	3.24	%(e)	3.59	%(e)(f)
46%		54%		120	%(c)
$58,845		$68,515		$77,925
10,000		N/A		N/A
16,523		N/A		N/A
3,640		3,072		2,856

See Notes to Financial Statements.

Annual Report | June 30, 2021	17

RiverNorth Opportunistic Municipal Income Fund, Inc.
Financial Highlights	For a share outstanding throughout the periods presented

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(c)	Not annualized.
(d)	Interest expense relates to the cost of tender option bond transactions (See Note 2).
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.

See Notes to Financial Statements.
18	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on July 16, 2018, pursuant to its Articles of Incorporation, which was amended and restated on October 19, 2018 (“Articles of Incorporation”). The Fund commenced operations on October 25, 2018 and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946

Financial Services – Investment Companies.

The Fund will terminate on or before October 25, 2030; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the "Sub-Adviser"). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2021.

The Fund invests in closed-end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed-end fund than in another, the Fund will have greater exposure to the risks of that closed-end fund.

Annual Report | June 30, 2021	19

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"), by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the year ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

The Fund distributes to shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. At times, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Tender Option Bonds: The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are generally sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its “Managed Assets” in any single TOB Issuer. Managed Assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

As a result of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”), banking entities are generally prohibited from sponsoring the TOB Issuer, and instead the Fund may serve as the sponsor of a TOB issuer (“Fund-sponsored TOB”) and establish, structure and “sponsor” a TOB Issuer in which it holds TOB Residuals. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. The Fund’s role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the IRC and federal securities laws and contractual obligations with other TOB service providers.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

Annual Report | June 30, 2021	21

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates the fair value of the floating rate notes. Interest income from the Underlying Securities is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees on floating rate note obligations” in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to "Interest expense and fees on floating rate note obligations" in the Statement of Operations.

At June 30, 2021, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters was as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$92,189,760	$58,845,000

During the year ended June 30, 2021, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$63,035,548	0.68%

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.”

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Annual Report | June 30, 2021	23

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Annual Report | June 30, 2021	25

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

The following is a summary of the inputs used at June 30, 2021 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$80,864,422	$–	$–	$80,864,422
Municipal Bonds	–	131,402,655	–	131,402,655
Short-Term Investments	14,591,888	–	–	14,591,888
Total	$95,456,310	$131,402,655	$–	$226,858,965
Other Financial Instruments**
Liabilities:
Future Contracts	$(678,757)	$–	$–	$(678,757)
Total	$(678,757)	$–	$–	$(678,757)

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

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RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities.

Annual Report | June 30, 2021	27

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2021:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Net unrealized depreciation on futures contracts	$(678,757)

*	The value presented includes cumulative loss on open futures contracts; however the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin payable as of June 30, 2021.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2021:

Risk Exposure	Statement of Operations Location	Realized Gain on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain on futures contracts; Net change in unrealized appreciation/ depreciation on futures contracts	$2,988,307	$(447,388)

The futures contracts average notional amount during the year ended June 30, 2021, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth Opportunistic Municipal Income Fund, Inc.	$(47,445,192)

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RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

5. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Fund. Under the terms of the management agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with its investment objectives and policies. As compensation for its management services, the Fund will pay the Adviser a fee of 1.05% of the Fund’s average daily managed assets calculated as the total assets of the Fund, including assets attributable to leverage, less liabilities other than debt representing leverage and any preferred stock that may be outstanding. This fee is payable at the end of each calendar month.

MacKay Shields, LLC is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, provides to the Fund such investment advice as is deemed advisable and will furnish a continuous investment program for the portion of assets managed, consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub- Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.20% of the average daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset and Daily Managed Assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS is entitled to receive the greater of an annual minimum fee or a monthly fee based on the Fund’s average net assets, plus out-of-pocket expenses.

DST Systems Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

State Street Bank & Trust, Co. serves as the Fund’s custodian.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees except as noted below. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not employed by the Adviser or Sub- Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. These fees are paid out of the Adviser's fee.

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

Annual Report | June 30, 2021	29

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

6. CREDIT AGREEMENT

On December 24, 2020, the Fund entered into a credit agreement for margin financing with Pershing LLC (“Credit Agreement”). The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 90 basis points for a term of 60 calendar days.

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended June 30, 2021 was approximately $3,068,493 and 0.97%, respectively, and the maximum borrowing during the year was $10,000,000. At June 30, 2021 the principal balance outstanding was $10,000,000 at an interest rate of 0.98%. Securities that have been pledged as collateral for the borrowings are indicated in the Schedule of Investments.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2021 and June 30, 2020, was as follows:

	June 30, 2021	June 30, 2020
Ordinary Income	$1,438,832	$2,838,116
Long-term capital gains	2,627,718	375,534
Tax-exempt Income	4,188,680	3,799,494
Total	$8,255,230	$7,013,144

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ending June 30, 2021, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the treatment of tender option bonds. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$(470,496)	$470,496

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

At June 30, 2021, the components of distributable earnings on a tax basis for the Fund was as follows:

Accumulated Capital Gain	$7,553,275
Unrealized Appreciation	$21,581,640
Total	$29,134,915

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, adjusted for tender option bonds, including short-term securities at June 30, 2021, was as follows:

Cost of investments for income tax purposes	$146,432,325
Gross appreciation on investments (excess of value over tax cost)	22,266,082
Gross depreciation on investments (excess of tax cost over value)	(684,442)
Net unrealized appreciation on investments	$21,581,640

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2021, excluding short-term investments, were as follows:

Purchases	Sales
$89,729,626	$95,522,448

9. CAPITAL SHARE TRANSACTIONS

On October 25, 2018, 5,950,000 shares were issued in connection with the Fund’s initial public offering. Proceeds from the sale of shares was $119,000,000.

Offering costs of $254,730 (representing $0.04 per common share) were offset against proceeds of the offerings and have been charged to paid-in capital of the shares. The Adviser has agreed to pay all organization costs of the Fund and those offering costs of the Fund that exceeded $0.04 per share.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Automatic Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

Annual Report | June 30, 2021	31

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Financial Statements	June 30, 2021

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. SUBSEQUENT EVENTS

Subsequent to June 30, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2021	July 16, 2021	July 30, 2021	$0.0917
August 16, 2021	August 17, 2021	August 31, 2021	$0.0917

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Report of Independent Registered Public Accounting Firm	June 30, 2021

To the Shareholders and Board of Directors of

RiverNorth Opportunistic Municipal Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) as of June 30, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years or periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, trust administrators, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2021

Annual Report | June 30, 2021	33

RiverNorth Opportunistic Municipal Income Fund, Inc.
Dividend Reinvestment Plan	June 30, 2021 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Dividend Reinvestment Plan	June 30, 2021 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2021	35

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for June 30, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets (defined below) in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”). In order to qualify to pay exempt-interest dividends, which are items of interest excludable from gross income for federal income tax purposes, the Fund seeks to invest at least 50% of its Managed Assets directly in such Municipal Bonds.

Municipal Bonds are debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Such territories of the United States include Puerto Rico. Municipal Bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, moral obligation bonds, and tobacco settlement bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations.

The Fund seeks to allocate its assets between the two principal strategies described below. RiverNorth Capital Management, LLC (the “Adviser”) determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Under normal market conditions, the Fund may allocate between 25% and 50% of its Managed Assets to the Tactical Municipal Closed-End Fund Strategy and 50% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

Tactical Municipal Closed-End Fund Strategy (25%-50% of Managed Assets). This strategy seeks to (i) generate returns through investments in closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with closed-end funds that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds. All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

36	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Under normal market conditions, the Fund limits its investments in closed-end funds that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. Under normal market conditions, the Fund may not invest more than 20% of its Managed Assets in the Tactical Municipal Closed-End Fund Strategy in single state municipal closed-end funds. The Fund’s shareholders will indirectly bear the expenses, including the management fees, of the Underlying Funds.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or MacKay Shields LLC (the “Subadviser”) to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities (such as securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Underlying Funds in which the Fund invests may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Municipal Bond Income Strategy (50%-75% of Managed Assets). This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. Under normal market conditions, the Fund may not directly invest more than 25% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” The Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

Annual Report | June 30, 2021	37

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Under normal market conditions, the Fund invests at least 65% of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy directly in investment grade Municipal Bonds. The Subadviser invests no more than 20% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds rated at or below Caa1 by Moody’s or CCC+ by S&P or Fitch, or comparably rated by another NRSRO, including unrated bonds judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Investment grade securities are those rated Baa or higher by Moody’s (although Moody’s considers securities rated Baa to have speculative characteristics) or BBB or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Subject to the foregoing limitations, the Fund may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D-by S&P, which indicates that the security is in default or has little prospect for full recovery of principal or interest.

Under normal market conditions, the Fund, or the Underlying Funds in which the Fund invests, invests at least 50% of its Managed Assets, directly or indirectly in investment grade Municipal Bonds.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below).

Other Investments. The Fund may invest, directly or indirectly, up to 20% of its Managed Assets in taxable municipal securities. Any portion of the Fund’s assets invested in taxable municipal securities do not count toward the 50%-75% of the Fund’s assets allocated to Municipal Bonds.

The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets will be in Hedging Positions (as determined based on the market value of such Hedging Positions). Since the prior disclosure date, the Fund’s limit in Hedging Positions has increased from 20% to 30% of the Fund’s Managed Assets.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund may benefit from a short position when the shorted security decreases in value by more than the cost of the transaction but will suffer a loss on a short sale if the security’s value does not decline or increase. The Fund will not engage in any short sales of securities issued by closed-end funds.

The Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value (“NAV”) or any other reference asset that the Adviser or Subadviser chooses as the underlying asset in a total return swap. The Fund limits the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

All percentage limitations are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests, including the 80% policy so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s primary investment objective, 80% policy and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding preferred shares, if any, voting as a single class.

Annual Report | June 30, 2021	39

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Portfolio Composition

Set forth below is a description of the various types of Municipal Bonds in which the Fund may invest. Obligations are included within the term “Municipal Bonds” if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal Bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.

The Municipal Bonds in which the Fund primarily invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular U.S. federal income tax. The Adviser and the Subadviser will not conduct their own analysis of the tax status of the interest paid by Municipal Bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. federal income tax. In addition, the Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular U.S. federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes (i.e., taxes based upon an assessed value of the property) and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal income tax laws place substantial limitations on the size of such issues.

Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund expects that, due to investments in private activity bonds, a portion of the distributions it makes on the Common Shares will be includable in the federal alternative minimum taxable income.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of Municipal Bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments.

Annual Report | June 30, 2021	41

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying leases, plus accrued interest.

Tobacco Settlement Bonds. Included in the general category of Municipal Bonds in which the Fund may invest are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

Use of Leverage

The Fund may borrow money and/or issue preferred shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The Fund currently utilizes leverage obtained through the use of proceeds received from tender option bond transactions. To date, the Fund has not issued any preferred shares or debt securities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s shareholders than if leverage is not used.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, pursuant to a rule recently adopted by the SEC, the Fund will become subject to new regulations that govern the use of such derivatives and other transactions during the third quarter of 2022. Once implemented, the new SEC rule will impose, among other things, new limits on the amount of derivatives and other transactions that a fund can enter into and eliminate the asset segregation framework that the Fund currently uses to comply with Section 18 of the 1940 Act.

These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund. These types of transactions have the potential to increase returns to common shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.

Annual Report | June 30, 2021	43

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Tender Option Bonds. The Fund leverages its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

The TOB Issuer receives Municipal Bonds or other municipal securities and then issues TOB Floaters to third party investors and a TOB Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of the TOB Floaters and typically will invest the cash in additional Municipal Bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a third-party bank or other financial institution (the “liquidity provider”), which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOB Floaters, also receives the TOB Residual. The TOB Residual provides the Fund with the right to (1) cause the holders of the TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the underlying Municipal Bonds or other municipal securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the underlying securities deposited in the TOB Issuer are passed through to the Fund, as the holder of the TOB Residual. Such a transaction, in effect, creates exposure for the Fund to the entire return of the securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the underlying securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the underlying securities’ return within the Fund (thereby creating leverage).

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the underlying securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the underlying securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the underlying securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). A recourse TOB Residual is generally a TOB Residual issued by a TOB Issuer in which the TOB Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOB Issuer. If the Fund were to invest in a recourse TOB Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by holders of the TOB Floaters and the proceeds realized from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer. The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the municipal security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

There are inherent risks with respect to investing in a TOB Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters.

Effects of Leverage. The aggregate principal amount of borrowings under the Pershing Facility and the use of proceeds from tender option bond transactions represented approximately 30.72% of Managed Assets as of June 30, 2021. Asset coverage with respect to borrowings under the Pershing Facility was 2,241% and from tender option bond transactions was 381%. Borrowings under Pershing Facility bear interest at the overnight bank funding rate plus 90 basis points for a term of 60 calendar days. As of June 30, 2021, total annual interest rate on the Pershing Facility was 0.98% of the principal amount outstanding, while the average daily weighted interest rate applicable to the leverage attended through the use of tender option bond transactions during the period ending June 30, 2021 was 0.97% of the note obligation outstanding. The total weighted average cost of the leverage outstanding as of June 30, 2021 (inclusive of the Pershing facility and leverage attended through the use of tender option bond transactions) was 0.72% of the principal amount outstanding. Assuming that the Fund’s leverage costs remain as described above (at an assumed annual cost of 0.72% of the principal amount outstanding) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.22%.

Annual Report | June 30, 2021	45

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 30.72% of the Fund’s Managed Assets and the Fund’s assumed annual leverage costs rate of 0.72% of the principal amounts outstanding.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-14.76%	-7.54%	-0.32%	6.90%	14.11%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the common shareholders, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s common shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Investment-Related Risks:

With the exception of underlying fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in closed-end funds, exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in closed-end funds and ETFs, the “Underlying Funds”). That said, each risk described below may not apply to each Underlying Fund.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the net asset value of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

Securities Risks. The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Municipal Bond Risks. The Fund’s indirect and direct investments in Municipal Bonds include certain risks. Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of Municipal Bonds issuers to pay interest or repay principal. This risk may be increased during periods of economic downturn or political turmoil. Many municipal securities may be called or redeemed prior to their stated maturity. Issuers of municipal securities might seek protection under bankruptcy laws, causing holders of municipal securities to experience delays in collecting principal and interest or prevent such holders from collecting all principal and interest to which they are entitled. In addition, there may be less information available about Municipal Bond investments than comparable debt and equity investments requiring a greater dependence on the Adviser’s and Sub-Adviser’s analytical abilities.

Certain types of Municipal Bonds may be subject to specific risks. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source, and are subject to risks related to the issuer’s ability to raise tax revenues and ability to maintain an adequate tax base. Revenue bonds are subject to the risk that the underlying facilities may not generate sufficient income to pay expenses and interest costs, lack recourse to ensure payment, or might be subordinate to other debtors. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond.

Annual Report | June 30, 2021	47

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Failure of Municipal Bonds to meet regulatory requirements may cause the interest received by the Fund and distributed to shareholders to be taxable, which may apply retroactively to the date of the issuance of the bond. Municipal bonds are also subject to interest rate, credit, and liquidity risk, which are discussed generally under this Risks Factors section.

The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments.

State Specific and Industry Risk. While the Fund may not directly invest more than 25% of its Managed Assets in Municipal Bonds in any one industry or in any one state of origin, indirect investments through Underlying Funds might increase the Fund’s exposure to economic, political or regulatory occurrences affecting a particular state or industry.

Puerto Rico Municipal Bond Risks. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico Municipal Bonds. Legislation or further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rico Municipal Bonds

Tobacco Settlement Bond Risks. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses, which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share an agreement between 46 states and nearly all of the U.S. tobacco manufacturers, under which, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, increased taxes, inflation, financial capability of tobacco companies, and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding municipal securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

LIBOR Risk. Certain of the Fund's or Underlying Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Underlying Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. The inclusion of LIBOR Risk under the Risk Factors section is a material change since the prior disclosure date.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time– the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Annual Report | June 30, 2021	49

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in closed-end funds as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Underlying Fund Risks. Because the Fund invests in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Valuation Risk. There is no central place or national exchange for fixed-income securities trading. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Tender Option Bonds Risks. The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The value of TOB Residuals may decline rapidly in times of rising interest rates.

The Fund’s use of proceeds received from tender option bond transactions will create economic leverage, creating an opportunity for increased income and returns, but will also create the possibility that long-term returns will be diminished if the cost of the TOB Floaters exceeds the return on the securities deposited in the TOB Issuer. If the income and gains earned on Municipal Bonds deposited in a TOB Issuer that issues TOB Residuals to the Fund are greater than the payments due on the TOB Floaters, the Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Insurance Risks. The Fund may purchase Municipal Bonds that are secured by insurance, bank credit agreements or escrow accounts. The insurance feature of a Municipal Bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the shares represented by such insured obligation.

Tax Risks. Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation; interest on state municipal securities to be subject to state or local income taxation; the value of state municipal securities to be subject to state or local intangible personal property tax; or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Annual Report | June 30, 2021	51

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Market Disruption and Geopolitical Risks. The Fund and Underlying Funds may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s or an Underlying Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 are becoming widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Short Sale Risks. Short sales are expected to be utilized by the Fund, if at all, for hedging purposes. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk and may also result in higher transaction costs and higher taxes.

Rating Agency Risk. Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

United States Credit Rating Downgrade Risk. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” In general, a lower rating could increase the volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all types of debt.

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives, short sales, and tender option bond transactions that the Fund can enter into; eliminate the asset segregation framework the Fund currently uses to comply with Section 18 of the 1940 Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives, short sales and tender option bond transactions in an amount similar to its initial use of such transactions, remains uncertain as of the date of this report.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Annual Report | June 30, 2021	53

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Structural Risks:

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s common shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on or around October 25, 2030 (the “Termination Date”) unless it is converted to a perpetual fund, as described below. The Fund’s investment objectives and policies are not designed to seek to return to investors their initial investment and such investors and investors that purchase shares of the Fund may receive more or less than their original investment.

The Board may, but is not required to, cause the Fund to conduct a tender offer to all common shareholders at a price equal to the NAV (an “Eligible Tender Offer”). If the Fund conducts an Eligible Tender Offer, there can be no assurance that the Fund’s net assets would not fall below $100 million (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, and the Fund will terminate on or before the Termination Date (subject to possible extensions). If the Fund’s net assets are equal or greater than the Termination Threshold, the Fund will have a perpetual existence upon the affirmative vote of a majority of the Board, without shareholder approval.

An Eligible Tender Offer or liquidation may require the Fund to sell securities when it otherwise would not, or at reduced prices, leading to losses for the Fund and increased transaction expenses. Thereafter, remaining shareholders may only be able to sell their shares at a discount to NAV. The Adviser may have a conflict of interest in recommending that the Fund have a perpetual existence.

The potential required sale of portfolio securities, purchase of tendered shares in an Eligible Tender Offer, and/or potential liquidation of the Fund may also have adverse tax consequences for the Fund and shareholders. In addition, the completion of an Eligible Tender Offer may cause disruptions and changes in the Fund’s investment portfolio, increase the proportional burden of the Fund’s expenses on the remaining shareholders, and adversely impact the secondary market trading of such shares.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Annual Report | June 30, 2021	55

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.
Summary of Updated Information Regarding the Fund	June 30, 2021 (Unaudited)

Portfolio Manager Information

John Lawlor was added as a co-portfolio manager of the Municipal Bond Income Strategy for the Fund on January 1, 2021.

John Lawlor joined MacKay Shields in 2016. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. John has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University. John graduated college in 1997.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Annual Report | June 30, 2021	57

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Initial term expires in 2021. Has served since 2018.	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).

58	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2022. Has served since 2018.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to present); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to present).	7	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); ALPS Series Trust (9 funds) (2012 to present); RiverNorth Specialty Finance Corporation (2019 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).
John S. Oakes (1943)	Director	Initial term expires in 2021. Has served since 2018.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2015 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)

Annual Report | June 30, 2021	59

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	10	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2019 to present); RiverNorth Funds (3 funds) (2018 to present); Managed Portfolio Series (33 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present)

[1]	The mailing address of each Director is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Specialty Finance Corporation.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	President, Principal Executive Officer and Director	Term expires in 2023. Has served since 2018.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	10	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2020 to present).

Annual Report | June 30, 2021	61

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jerry Raio (1955)[4]	Director	Term expires in 2023. Has served since 2018.	Head of Capital Markets, ClickIPO (Since 2018); President, Arbor Lane Advisors, Inc. (Since 2018); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	7	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2019 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (2021 to present).
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2018.	Chief Compliance Officer RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).	N/A	Board of Managers RiverNorth Capital Management, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

62	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2021 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2018.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.

[3]	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

[4]	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his prior position as Managing Director- Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other Funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2021	63

RiverNorth Opportunistic Municipal Income Fund, Inc.

Additional Information	June 30, 2021 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

For the calendar year ended December 31, 2020, 98.87% of the distributions from net investment income for the RiverNorth Opportunistic Municipal Income Fund were exempt from federal income tax.

Pursuant to Section 8562(b)(3) of the Internal Revenue Code, the RiverNorth Opportunistic Municipal Income Fund designates $2,627,718 as long-term capital gain dividends for the fiscal year ended June 30, 2021.

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

64	(888) 848-7569 | www.rivernorth.com

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

John S. Oakes

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

MacKay Shields LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Opportunistic Municipal Income Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not Applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 and $25,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $1,354 and $1,043, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $6,000 and $6,000, respectively. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended June 30, 2021 and June 30, 2020, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2021 and June 30, 2020 were $0 and $0, respectively. For the fiscal years ended June 30, 2021 and June 30, 2020, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

MacKay Shields LLC (the “Subadviser”)

Robert DiMella, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. DiMella is an Executive Director of the Subadviser. He has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since May 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a B.A. Degree at the University of Connecticut, and he has received the CFA designation.

John Loffredo, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Loffredo is an Executive Managing Director of the Subadviser. Mr. Loffredo has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University, and he has received the CFA designation.

Michael Petty is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Petty is a Senior Managing Director of the Subadviser. Mr. Petty has managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Before joining the Subadviser in 2009, he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Sprauer is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Dowden is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Burke is a Managing Director of the Subadviser. He joined the Subadviser in July 2017. Before joining the Subadviser, Mr. Burke held various leadership roles in capital markets, spending the majority of his time in the municipal markets. In his last role working for Bank of America Merrill Lynch, Mr. Burke managed the Global Futures, Derivatives Clearing and Foreign Exchange Prime Brokerage businesses. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. Mr. Burke has received the CFA designation. He has been in the investment management industry since 1985.

(a)(2)         As of July 30, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of July 30, 2021
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	11 $4.32 Billion	0 $0	4 $826 million	4 $826 Million	3 $59 million	2 $30 million
Stephen O’Neill	10 $4.21 Billion	0 $0	4 $826 Million	4 $826 Million	3 $59 million	2 $30 million
Robert DiMella	13 $33.37 Billion	8 $11.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million
John Loffredo	12 $31.26 Billion	8 $11.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million
Michael Petty	12 $31.26 Billion	8 $11.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million
Scott Sprauer	12 $31.26 Billion	8 $11.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million
David Dowden	12 $31.26 Billion	8 $11.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million
Robert Burke	3 $3.8 Billion	8 $911.8 Billion	75 $29.2 Billion	0 $0	2 $788 million	2 $588 Million

(a)(3)       Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

The Subadviser establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

The Subadviser has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

To the extent that an increase in the size of the Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to the Fund and other accounts they manage. The Subadviser does not believe the compensation structure provides an incentive for an employee who provides services to the Fund to take undue risks in managing the assets of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

(a)(4)     Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$100,000-$500,000
Stephen A. O’Neill	$100,001-$500,000
Robert DiMella	$0
John Loffredo	$0
Michael Petty	$0
Scott Sprauer	$10,001 - $50,000
David Dowden	$0
Robert Burke	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Rivernorth Opportunistic Municipal Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 7, 2021

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 7, 2021